UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

Oyster Point Pharma, Inc.
(Exact name of Registrant as Specified in Charter)

Delaware	001-39112	81-1030955
(State or Other Jurisdictionof Incorporation)	(CommissionFile Number)	(IRS EmployerIdentification No.)

5
202 Carnegie Center, Suite 109 Princeton, New Jersey	08540
(Address of Principal Executive Offices)	(Zip Code)

(609) 382-9032
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	TradingSymbol(s)	Name of each exchangeon which registered
Common Stock, par value $0.001 per share	OYST	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01 Other Events

Press Release

On March 30, 2020, Oyster Point Pharma, Inc. (the “Company”) issued a press release to provide an update on the impact of COVID-19. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Amended and Restated Risk Factors

The Company is supplementing the risk factors set out under “Item 1A. Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed on February 27, 2020 (the “Form 10-K”), with the amended and restated risk factors filed as Exhibit 99.2 to this Current Report on Form 8-K. Exhibit 99.2 to this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

99.1	Press Release of Oyster Point Pharma, Inc. dated March 30, 2020

99.2	Amended and Restated Risk Factors of Oyster Point Pharma, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OYSTER POINT PHARMA, INC.

Dated: March 30, 2020
	By:	/s/ Jeffrey Nau, Ph.D., M.M.S.
Jeffrey Nau, Ph.D., M.M.S.
President, Chief Executive Officer and Director